GREAT-WEST FUNDS, INC.

Great-West Invesco Small Cap Value Fund

Institutional Class Ticker: MXMYX

Investor Class Ticker: MXSVX

Supplement dated July 24, 2020 to the Prospectus and Summary Prospectus for

the Fund, dated April 29, 2020, as supplemented.

Notice of Merger Subject to Shareholder Approval

At meetings held on June 10-11, 2020 the Board of Directors of Great-West Funds, Inc. ("Great-West Funds"), including a majority of its directors who are not "interested persons" of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended), approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West Invesco Small Cap Value Fund, a series of Great-West Funds (the "Target Fund"), with and into the Great-West Small Cap Value Fund (formerly Great-West Loomis Sayles Small Cap Value Fund) another series of Great-West Funds (the "Acquiring Fund") (the "Merger"). The Merger does not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.

It is anticipated the Merger will be consummated on or about October 23, 2020, or on such other date as the officers of Great-West Funds determine (the "Closing Date"). As of the close of business on the Closing Date, beneficial owners of Institutional and Investor Class shares of the Target Fund will automatically receive a proportionate number of Institutional and Investor Class shares of the Acquiring Fund based on the respective class of the Target Fund's net asset value. Accordingly, when acquiring shares of the Target Fund prior to the Closing Date, you should also consider the strategies and risks of the Acquiring Fund. Please see the Prospectus or Summary Prospectus for the Acquiring Fund for further information on its strategies and risks.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and Summary

Prospectus, each dated April 29, 2020, as supplemented.

Please keep this Supplement for future reference.

GREAT-WEST FUNDS, INC.

Great-West Loomis Sayles Small Cap Value Fund

Institutional Class Ticker: MXTFX

Investor Class Ticker: MXLSX

(the "Fund")

Supplement dated July 24, 2020 to the Prospectus, Summary

Prospectus and Statement of Additional Information ("SAI") for the

Fund, each dated April 29, 2020, as supplemented.

At meetings held on June 10-11, 2020 ("the Meetings") the Board of Directors of Great-West Funds, Inc. ("Great- West Funds"), including a majority of its directors who are not "interested persons" of Great-West Funds (as that term is defined in the Investment Company Act of 1940, as amended) (the "Board"), approved the following to occur on or about October 23, 2020 (the "Effective Date"):

1.A name change for the Fund from the "Great-West Loomis Sayles Small Cap Value Fund" to the "Great- West Small Cap Value Fund";

2.The addition of Hotchkis & Wiley Capital Management, LLC ("Hotchkis & Wiley") as an additional sub- adviser to the Fund alongside the Fund's current sub-adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"); and

In addition, at the Meetings, the Board approved an Agreement and Plan of Reorganization that provides for the merger of the Great-West Invesco Small Cap Value Fund, a series of Great-West Funds, with and into the Fund (the "Merger"). The Merger does not require shareholder approval and is anticipated to be a tax-free reorganization for U.S. federal income tax purposes.

Accordingly, on the Effective Date the Fund's name will change as reflected below in the Prospectus, Summary Prospectus and SAI:

Current Name	New Name
Great-West Loomis Sayles Small Cap Value Fund	Great-West Small Cap Value Fund

Additionally, on the Effective Date the following changes are made to the Prospectus, Summary Prospectus, and SAI, as applicable:

In the section entitled "Principal Investment Strategies" on page 1 of the Prospectus and Summary Prospectus, the section is hereby deleted in its entirety and replaced with the following:

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index. As of December 31, 2019, this range was $13 million to $8.3 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell securities of that company.

The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under- valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions.

The Fund's investment portfolio is managed by two sub-advisers: Hotchkis & Wiley Capital Management, LLC ("Hotchkis & Wiley") and Loomis, Sayles & Company, L.P. ("Loomis Sayles") (each, a "Sub-Adviser," and collectively, the "Sub-Advisers"). Hotchkis & Wiley employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. Loomis Sayles seeks to identify securities of smaller companies, which fall within the range of the Russell 2000® Index at the time of purchase, that it believes are undervalued by the market. Loomis Sayles analyzes fundamental trends across the various industries in the sectors and uses this information along with security valuation procedures to determine which stocks they believe are best positioned to outperform the industry or sector.

Great-West Capital Management, LLC ("GWCM") maintains a strategic asset allocation of the Fund's assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 35% allocation of the Fund's assets to Hotchkis & Wiley and a 65% allocation of the Fund's assets to Loomis Sayles. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

In the section entitled "Principal Investment Risks" on page 2 of the Prospectus and Summary Prospectus, the following risk is being added:

Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the Sub- Advisers' security selection processes may not complement one another and the Fund may have buy and sell transactions in the same security on the same day.

In the section entitled "Sub-Adviser" on page 3 of the Prospectus and Summary Prospectus, the section is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

Hotchkis & Wiley and Loomis Sayles

In the section entitled "Portfolio Manager" on page 3 of the Prospectus and Summary Prospectus, the section is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

		Portfolio Manager of the Fund
Name	Title	Since
Hotchkis & Wiley
Judd Peters, CFA	Portfolio Manager	2020
Ryan Thomes, CFA	Portfolio Manager	2020
Loomis Sayles
Joseph R. Gatz, CFA	Vice President and Portfolio Manager	2000
Jeffrey Schwartz, CFA	Vice President and Portfolio Manager	2012

Under the header "More Information about the Fund," in the section entitled "Principal Investment Strategies" on page 4 of the Prospectus, the section is hereby deleted in its entirety and replaced with the following:

The principal investment strategies of the Fund are summarized in the "Fund Summary" section at the front of this Prospectus. More detailed descriptions of the principal investment strategies are described below. The Fund follows a distinct set of investment strategies. All percentage limitations relating to the Fund's investment strategies are applied at the time the Fund acquires a security.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of the Russell 2000® Index, an index that tracks stocks of the 2000 smallest U.S. companies in the Russell 3000® Index. As of December 31, 2019, this range was $13 million to $8.3 billion. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell securities of that company.

Equity securities include common stock, which represent partial ownership in a company and entitle stockholders to share in the company's profits (or losses). Common stocks also entitle the holder to share in any of the company's dividends.

The Fund seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under- valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions.

The Fund's investment portfolio is managed by Hotchkis & Wiley and Loomis Sayles. GWCM maintains a strategic asset allocation of the Fund's assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 35% allocation of the Fund's assets to Hotchkis & Wiley and a 65% allocation of the Fund's assets to Loomis Sayles. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.

Under the header "More Information about the Fund", in the section entitled "Securities Lending" on page 5 of the Prospectus, the second paragraph is hereby deleted in its entirety and replaced with the following:

Each of the Sub-Advisers may manage other mutual funds having similar investment objectives and policies as the Fund. While the Fund may be similar to, and may in fact be modeled after, other mutual funds, you should understand that the Fund is not otherwise directly related to any other mutual funds. Consequently, the investment performance of such other mutual funds and the Fund may differ substantially.

Under the header "More Information about the Fund," immediately following the section entitled "Securities Lending" on page 5 of the Prospectus, the following section is added:

How the Sub-Advisers Select Investments

Each Sub-Adviser independently conducts its own research, analysis, security selection and portfolio construction for the assets which it manages pursuant to the investment philosophy described below.

Hotchkis & Wiley seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. Hotchkis & Wiley employs a fundamental value investment approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, Hotchkis & Wiley employs a disciplined, bottom-up investment process highlighted by rigorous, internally- generated fundamental research. With the exception of diversification guidelines, Hotchkis & Wiley does not employ predetermined rules for sales; rather, Hotchkis & Wiley evaluates each sell candidate based on the candidate's specific risk and return characteristics which include: (i) relative valuation; (ii) fundamental operating trends; (iii) deterioration of fundamentals; and (iv) diversification guidelines.

Loomis Sayles seeks long-term capital growth by investing primarily in equity securities of small companies, which are of a size similar to those in the Russell 2000® Index at the time of purchase. Loomis Sayles seeks to build a core small-cap portfolio of common stocks of solid companies that the portfolio managers believe are under-valued in the market and have favorable prospects for recovery. Stocks may be under-valued due to negative investor sentiment, short-term fundamental problems, or investor misperceptions. Loomis Sayles will opportunistically invest in companies that have experienced business problems but which are believed to have favorable prospects for recovery. Loomis Sayles may sell a security for several reasons. A security may be sold if the target price or intrinsic value is recognized (may be adjusted over time as the business evolves), if new information brings into question the assumptions used, or more attractive opportunities arise.

Under the header "More Information about the Fund," in the section entitled "Principal Investment Risks" on page

5 of the Prospectus, the following risk is being added:

Multi-Manager Risk - Because each Sub-Adviser makes investment decisions independently, it is possible that the Sub-Advisers' security selection processes may not complement one another. As a result, the Fund's exposure to a given security, industry sector or market capitalization could be smaller or larger than would be the case if the Fund was managed by a single sub-adviser. It is possible that one Sub-Adviser may, at any time, take positions that may be opposite of positions taken by the other Sub-Adviser. In such cases, the Fund will incur brokerage and other transaction costs, without accomplishing any net investment results. The Sub- Advisers also may be competing with one another for similar positions at the same time, which could have the result of increasing a security's cost. The multi-manager approach could increase the Fund's portfolio turnover rates which may result in higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, and higher brokerage commissions and other transaction costs.

Under the header "Management and Organization," in the section entitled "Sub-Adviser" on page 7 of the Prospectus, the section is hereby deleted in its entirety and replaced with the following:

Sub-Advisers

Great-West Funds and GWCM operate under a manager-of-managers structure under an order issued by the SEC. The current order permits GWCM to enter into, terminate or materially amend sub-advisory agreements without shareholder approval, unless the sub-adviser is an affiliated person. This means GWCM is responsible for monitoring each Sub-Adviser's performance through quantitative and qualitative analysis and will periodically report to the Board of Directors as to whether each Sub-Adviser's agreement should be renewed, terminated or modified.

GWCM will not enter into a sub-advisory agreement with any sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of Great-West Funds or GWCM other than by reason of serving as a sub- adviser to one or more funds without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

Great-West Funds will furnish to shareholders of the Fund all information about a new sub-adviser or sub- advisory agreement that would be included in a proxy statement within 90 days after the addition of the new sub- adviser or the implementation of any material change in the sub-advisory agreement.

The Sub-Advisers are responsible for the investment and reinvestment of the assets of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Advisers bear all expenses in connection with the performance of their services, such as compensating and furnishing office space for their officers and employees connected with investment and economic research, trading and investment management of the Fund. GWCM, in turn, pays sub-advisory fees to the Sub-Advisers for their services out of GWCM's advisory fee described above.

Listed below are the Sub-Advisers and their respective portfolio managers that have responsibility for the day-to- day management of the Fund.

Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis

&Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.

∙Judd Peters, CFA, is a portfolio manager of the Fund. He covers utilities companies and is a member of

Hotchkis & Wiley's capital goods, energy and technology sector teams. Prior to joining Hotchkis &

Wiley, Mr. Peters was an analyst in the investment banking division of Wedbush Morgan Securities. Mr. Peters received his B.A. in Mathematics and a B.S. in Biochemistry from the University of California, San Diego.

∙Ryan Thomes, CFA, is a portfolio manager of the Fund. In addition, Mr. Thomes supports Hotchkis &

Wiley's investment process by managing much of the firm's quantitative and market research effort.

Prior to joining Hotchkis & Wiley, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates, Inc. Mr. Thomes received his B.S. in Entrepreneurial Management and Finance from the University of Minnesota.

Loomis Sayles, a Delaware limited partnership with its principal business address at One Financial Center, Boston, Massachusetts 02111, is registered as an investment adviser pursuant to the Advisers Act. Loomis Sayles' sole general partner, Loomis, Sayles & Company, Inc. is indirectly owned by Natixis Investment Managers, LLC ("Natixis LLC"). Natixis LLC is a wholly-owned subsidiary of Natixis Investment Managers U.S. Holdings LLC, which is part of Natixis Investment Managers SA, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France's second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d'Epargne regional savings banks and the Banque Populaire regional cooperative banks.

∙Joseph R. Gatz, CFA, Vice President of Loomis Sayles, is a co-manager of the Fund and has been employed by Loomis Sayles since 1999. Mr. Gatz received a B.A. from Michigan State University and an M.B.A. from Indiana University.

∙Jeffrey Schwartz, CFA, Vice President of Loomis Sayles, is a co-manager of the Fund and has been employed by Loomis Sayles since 2012. Mr. Schwartz was previously employed by Palisade Capital Management where he managed a small cap strategy from 2004 to 2012. Mr. Schwartz received a B.A. from the State University of New York, Binghamton and an M.B.A. from the University of Michigan.

Please see the SAI for additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of shares of the Fund.

In the section entitled "Sub-Advisers," following "GOLDMAN SACHS ASSET MANAGEMENT, L.P." on page

58 of the SAI, a new section is being added:

HOTCHKIS & WILEY CAPITAL MANAGEMENT, LLC

Hotchkis & Wiley Capital Management, LLC ("Hotchkis & Wiley"), serves as a Sub-Adviser to the Great-West Small Cap Value Fund pursuant to a Sub-Advisory Agreement among the Funds, GWCM and Hotchkis & Wiley dated October 1, 2020. Hotchkis & Wiley, a Delaware limited liability company with its principal business address at 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017, is registered as an investment adviser pursuant to the Advisers Act. The primary members of Hotchkis & Wiley are HW Cap Holdings, a limited liability company with members who are current and former employees of Hotchkis & Wiley, and Stephens- H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. Hotchkis & Wiley was organized in 1980 and provides investment management services to institutional clients, individual/high net worth clients, mutual funds, and private accounts.

GWCM is responsible for compensating Hotchkis & Wiley, which receives monthly compensation for its services at the annual rate of 0.425% of the average daily net asset value on the Fund's first $150 million of assets and 0.40% thereafter for the Great-West Small Cap Value Fund.

Other Accounts Managed

The following table provides information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the portfolio managers also have day-to-day management responsibilities. The table provides the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2020.

		AUM Based Fees						Performance Based Fees

	Registered		Other Pooled				Registered		Other Pooled
	Investment		Investment		Other Accounts		Investment		Investment		Other Accounts
	Companies		Vehicles				Companies		Vehicles

Portfolio	Number	Total	Number	Total	Number	Total	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets	of	Assets
Manager
	Accounts	($m)	Accounts	($m)	Accounts	($m)	Accounts	($m)	Accounts	($m)	Accounts	($m)

Judd Peters,
CFA	21	$14,136	10	$939	52	$7,082	2	$8,364	1	$23	5	$1,460
Ryan
Thomes,
CFA	21	$14,136	10	$939	52	$7,082	2	$8,364	1	$23	5	$1,460

Material Conflicts of Interest Policy

The Fund is managed by Hotchkis & Wiley's investment team ("Investment Team"). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis

&Wiley also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided either contemporaneously with the communication to its trading desk for discretionary client accounts or after Hotchkis & Wiley completes all corresponding trades for discretionary client accounts based on each contractual arrangement.

Hotchkis & Wiley may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis & Wiley's other business activities and Hotchkis & Wiley's possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis & Wiley will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis & Wiley may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis & Wiley seeks to mitigate the impact of these conflicts on a case by case basis.

Hotchkis & Wiley utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients' brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, Hotchkis & Wiley will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis & Wiley will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934.

Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis & Wiley performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis & Wiley to favor such accounts in making investment decisions and allocations, Hotchkis & Wiley has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Conduct.

Compensation

Investment professionals are compensated in four ways: 1) Salary; 2); Bonus 3); Profit Sharing; 4) Equity. Salaries and bonuses are determined by the Chief Executive Officer and the President incorporating feedback from other employees and the compensation committee. These compensation components are not formulaic; they are determined subjectively based on the investment professional's overall contribution to performance, the research/decision-making process, and an evaluation of teamwork. Next, Hotchkis & Wiley has a gradual-vesting profit sharing plan that pays a percentage of base salary that is determined by overall firm profitability. Finally, all professionals are, or are eligible to become, equity owners. Those that own equity receive their pro-rated share of firm profits. Hotchkis & Wiley maintains a bank of unallocated equity to be used for individuals whose contributions to the firm grow over time. If any owner should retire or leave the firm, Hotchkis & Wiley has the right to repurchase their ownership to place back in the equity bank.

Ownership of Securities

The portfolio managers did not own any shares of the Fund as of July 24, 2020.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, Summary

Prospectus and SAI for the Fund, each dated April 29, 2020, as supplemented.

Please keep this Supplement for future reference.